Exhibit 10.5

No.0479536
Business license

Register number:  D01420
Establish date: August 9ô2004
Company Name: Harbin Zhonghelida Educational Technology Company Limited
Legal Address: No.58 Henshan Road, Nangang District, Harbin City, PRC
Legal Representative: Xiqun Yu
Registered capital: RMB 500,000
Type of corporation: Foreign Invested Company
Business scope: the computer system integration, advanced technical products development, technical service, technology transfer; sale of newly developed technical products, education consultancy.
Branch organization:
Activity period: From: April 8, 2005
To: April 8, 2055

No.0830521
Business license
( duplicate )

Register number:  D01420
Company Name: Harbin Zhonghelida Educational Technology Company Limited
Legal Address: No.58 Henshan Road, Nangang District, Harbin City, PRC
Legal Representative: Xiqun Yu
Registered capital: RMB 500,000
Type of corporation: Foreign Invested Company
Business scope: the computer system integration, advanced technical products development, technical service, technology transfer; sale of newly developed technical products, education consultancy
Branch organization:
Activity period: From: April 8, 2005 To: April 8, 2055
Established date: August 9, 2004

Run by the local people non-enterprise registered certificate
(Legal Representative)

010343

Company Name: Heilongjiang Zhonghe Education Training Center
Legal Representative: Xiqun Yu
Legal Address: Building 39, Qianshansidao Street, Nansang District, Harbin City, PRC
Registered capital: RMB 500,000
Business scope: Training for primary, high school students and adult, Self-educated examination (college) guide; each kind of network and long-distance training education.
Authority department: Department of education of Heilonjiang Province
Department of issue this cert.: Department of civil administration office Heilongjiang Province
Date of issue: July 8, 2005
Code: 77789506-9

The People's Republic of China
Private School Run by the local people License
(duplicate)

0000110723
2301002002034

CompanyName: Heilongjiang Zhonghe Education Training Center
Legal Address: Building 39, Qianshansidao Street, Nangang, District, Harbin City, PRC
Legal Representative: XiQun Yu
Type of school: Training Center
Approval number:  [2005]41
Activity period: 4 years
Date of issue: June 29, 2005

No.0173485
Certificate of approval for establishment of enterprises with foreign investment in The People’s Republic of China

Approval number:  [2005]0024
Code for import and export enterprise: 2301763180265
Date of approval: April 7, 2005
Date of issue: April 7, 2005
Sequence number of issue: 2301001249
Name of enterprise: Harbin Zhonghelida Education Technology Company Limited
Address: No.58 Henshan road, Nangang District, Harbin City, PRC
Type of business: Foreign invested company
Duration of operation: 50 years
Total investment: RMB 500ô000
Registered capital: RMB 500ô000
Business scope: the computer system integration, advanced technical products development, technical service, technology transfer; sale of newly developed technical products, education consultancy.
Name of investors : China education Alliance,Inc.
Place of registration: America
Capital contribution: USD equals to RMB 500,000

Taxation administration registered certificate for enterprises with foreign investment
(duplicate)

230198763180265
Name of enterprise: Harbin Zhonghelida Education Technology Company Limited
Address: 302 No.58 Henshan Road, Nangang District, Harbin City, PRC
Type of business: Foreign invested enterprises
Business scope: the computer system integration, advanced technical products development, technical service, technology transfer; sale of newly developed technical products, education consultancy.
Registered capital: RMB 500,000
Legal Representative: Xiqun Yu
Activity Period: From: August 9, 2004 To: Aprial 8, 2055

People’s Republic of China
Organization code certificate
(duplicate)
Code No.: 76318026-5
Company name: Harbin Zhonghelida Education Technology Company Limited
Type of organization: Enterprise legal representative
Address: 302, No.58 Henshan Road, Nangang District, Harbin City, PRC
Activity Period: From: September 6, 2004 To: September 6, 2008
Approval Authority: Quality & Technology Inspection Department in Harbin City
Registered No.:  230100-083101-1

No.2003 3579977

Taxation Administration Registered Certificate of enterprises with foreign investment
(duplicate)

230109763180265
23010901018007600000
Company Name: Harbin Zhonghelida Education Technology Company Limited
Address: No.58 Henshan Road, Nangang District, Harbin City, PRC
Type of enterprise: Foreign invested company
Business scope: the computer system integration, advanced technical products development, technical service, technology transfer; sale of newly developed technical products, education consultancy
Registered capital: RMB 500,000
Legal Representative: Xiqun Yu
Activity period: From: April 8, 2005 To: April 8, 2055